SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2010


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                      0-54036                    26-4549003
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)          Identification Number)

670 E. Parkridge, Suite 112, Corona, California                    92879
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Effective September 29, 2010, Mr. George Adams, Sr. converted $310,806 in principal and interest of notes from the Company into an aggregate of 1,243,224 shares of our common stock at a conversion price of $.25 per share.

     Effective September 29, 2010, Mr. Terry Adams converted $77,296 in principal and interest of a note from the Company into an aggregate of 309,184 shares of our common stock at a conversion price of $.25 per share.

     The issuance of the above shares was exempt from the registration requirements of the Securities Act of 1933, as amended ("1933 Act"), by virtue of the exemption from registration contained in Section 4(2) of the 1933 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 1, 2010

                                       CIRALIGHT GLOBAL, INC.


                                       By: /s/  Jeffrey S. Brain
                                           -------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer


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